MERRILL LYNCH
DRAGON FUND, INC.





FUND LOGO






Annual Report

December 31, 1996









Officers and Directors

Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Kara W.Y. Tan Bhala, Vice President and
  Portfolio Manager
Gerald M. Richard, Treasurer
James W. Harshaw, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863




Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch
Dragon Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper

MERRILL LYNCH DRAGON FUND, INC.



Asset Allocation
As a Percentage* of
Net Assets as of
December 31, 1996


A map depicting the following asset allocation percentages:

India                  0.0%**
Indonesia              6.1%
Singapore             10.0%
Malaysia              15.6%
Thailand               5.8%
China                  4.2%
Hong Kong             43.9%
South Korea            2.5%
Philippines            6.7%

[FN]
 *Total may not equal 100%.
**Holdings are less than 0.1%.




DEAR SHAREHOLDER


For the 12-month period ended December 31, 1996, Merrill Lynch Dragon Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of +13.59%, +12.41%, +12.43% and +13.29%, respectively, compared to a +11.19% return for the unmanaged Morgan Stanley Capital International Combined Far East Free (Ex-Japan and Ex-Taiwan) Index. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 4--7 of this report to shareholders.)

Fiscal Year in Review
The "dragon" stock markets experienced a strong uptrend during the 12-month period ended December 31, 1996, punctuated by occasional setbacks. (As defined in the Fund's prospectus, the dragon countries consist of all countries in Asia and the Pacific Basin other than Japan, Australia and New Zealand.) The dragon stock markets had bottomed out in November 1995 and rose in January 1996 as positive investor sentiment regarding the US economy, stock market and interest rates also improved the outlook for Asian economies. However, concerns of an overheating US economy and higher interest rates led to a sell-off in the dragon stock markets in February.

The dragon stock markets were rather lackluster until the final quarter of the fiscal year. The one exception was Malaysia, where strong liquidity inflows buoyed share prices. In the final months of the fiscal year, there was mounting evidence of a steady, non-inflationary rate of economic growth in the United States. As a result, investors turned their focus to the positive fundamental underpinnings of the dragon stock markets. For example, price/earnings multiples of the dragon stock markets, on average, are no longer at a premium to the US stock market. In addition, based on historical price/earnings multiples, the "dragon" markets are currently undervalued.

Economic statistics in Hong Kong continue to show a slow recovery. Consumer spending has increased slightly, and business confidence has shown improvement. The strongest sign of an economic recovery in Hong Kong is the increase in residential property prices throughout 1996. Housing demand has been strong, as indicated by impressive pre-sales figures. Real gross domestic product growth in the third calendar quarter was stronger-than-expected, primarily because of a rapid deceleration of retained import growth and effective de-stocking of inventories.

We expect the Hong Kong economy to feel the positive effects of an expected improving Chinese economy in 1997. Exports have been rising, and industrial output has also increased. The People's Republic of China formally announced that it made the yuan convertible on a current-account basis beginning December 1, 1996. This should boost China's foreign investment inflows and its chances of joining the World Trade Organization next year. Given these trends, we continue to overweight Hong Kong investments in the Fund's portfolio. With the Hong Kong stock market's strong performance, overweighting Hong Kong benefited the Fund's total return for the fiscal year.

Throughout most of the fiscal year we maintained an underweighted position in Malaysia. As we anticipated, an overheating Malaysian economy led to higher interest rates during 1996. However, the Malaysian stock market continued to rise, contrary to our ex-pectations, because the government's loose fiscal policy fostered continued growth in bank credit, and the liquidity created, flowed into the stock market.

At present, it appears as if the Malaysian government has success-fully engineered an economic slowdown without shrinking business activity too drastically. However, we do not anticipate that interest rates will be cut in early 1997, since it appears that tight monetary conditions will be maintained. As a result, liquidity may evaporate and manufacturing growth decline. Therefore, we are maintaining a slightly underweighted position in Malaysia, although we increased holdings during the last two months of the Fund's fiscal year. New positions in Malaysia included the electric utility Tenaga Nasional Berhad, which could have higher earnings next year because of possible rate increases. During the fiscal year, the Fund's other new Malaysian position is the profitable newspaper publisher, Star Publications Malaysia Berhad.

The negative effect of the Fund's underweighting in Malaysia was offset by overweighted positions in the Philippines and The People's Republic of China. Both stock markets were among the top-performing Asian stock markets during the fiscal year. The Philippine stock market rose approximately 17% from the beginning of 1996 through year-end. In the Philippines, we have maintained a large exposure to infrastructure-related companies.

The Chinese market was up about 35% for the year. We have been heavily overweighted in China for some time, which benefited Fund performance. Chinese share prices rose as the economic austerity program ended and investors looked forward to a possible monetary easing in the months ahead. A less-restrictive monetary policy could flow through the Chinese economy in 1997, bolstering industrial production and consumer spending. The Fund's investments in China are mainly through so-called "red chips"; that is, Hong Kong-listed companies whose profits are largely earned in China. Red chips have a Chinese government entity as a major shareholder. The Fund's new positions in China are the property developer, China Resources Enterprise, Ltd., and New World Infrastructure, Ltd., a builder of roads, power plants and bridges.

Three of the worst-performing stock markets in Asia were Singapore, Thailand and South Korea. These markets make up a small percentage of total market capitalization of the dragon countries. Furthermore, we underweighted all these markets during the fiscal year, which benefited the Fund's total return. Singapore experienced a slowdown in economic growth because declining worldwide demand led to a sluggish electronics industry. In addition, there were widespread expectations of a decline in residential property prices.

The Fund has a small position in Thailand, and our Thai investments outperformed the stock market because of our focus on defensive stocks and convertible securities. The Thai economy is going through a contraction, and corporate earnings growth is down to the low single-digit level. Domestic and external demand are depressed, and the current account deficit remains stubbornly high. The key factor for the Thai economy is export growth, which must improve in order to stimulate business activity. Higher world prices for foodstuffs, another significant Thai export, are also needed for a pick-up in the Thai economy. At present, we believe that the recovery in the Thai economy will occur more slowly than is generally expected.

The South Korean stock market suffered from deteriorating economic fundamentals and poor liquidity. The trade deficit has continued to worsen, as export growth has fallen off significantly with the decline in electronic exports. There is also a large amount of excess capacity in the manufacturing sector, and inventories are at high levels. A large number of new issues have recently come to market, and this has put further downward pressure on share prices. We are maintaining an underweighted position in South Korea, as we have throughout the fiscal year.

The Fund continues to have a slightly overweighted exposure in Indonesia, which also benefited performance. It appears that Indonesia will experience a pick-up in the business cycle in 1997. The rate of inflation is more subdued, and interest rates may fall. We have selected our Indonesian investments in financial, infrastructure-related and consumer companies based on positive stock-specific fundamental factors.


In Conclusion
At fiscal year-end, the Fund had a 6.1% cash reserve, reflecting the positive environment for the dragon stock markets. If the US interest rate environment remains stable, we expect the dragon stock markets' performances to reflect the sound fundamentals of many of their economies. We continue to see long-term investment opportunities in Asia because its markets represent the fastest-growing economies in the world.

We thank you for your investment in Merrill Lynch Dragon Fund, Inc., and we look forward to serving your investment needs throughout the Fund's new fiscal year and beyond.


Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President

(Kara Tan Bhala)
Kara Tan Bhala
Vice President and Portfolio Manager





February 7, 1997






PERFORMANCE DATA



About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994, which, in the case of certain eligible investors, were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent
Performance
Results*
                                                                                     12 Month   3 Month
                                                 12/31/96    9/30/96    12/31/95     % Change   % Change
Class A Shares                                     $18.09     $17.10      $15.99     +13.59%(1)   +6.22%
Class B Shares                                      17.89      16.96       15.98     +12.41(1)    +5.92
Class C Shares                                      17.68      16.76       15.79     +12.43(1)    +5.93
Class D Shares                                      18.11      17.14       16.05     +13.29(1)    +6.09
Class A Shares--Total Return                                                         +13.59(1)    +6.22
Class B Shares--Total Return                                                         +12.41(1)    +5.92
Class C Shares--Total Return                                                         +12.43(1)    +5.93
Class D Shares--Total Return                                                         +13.29(1)    +6.09

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.071 per share capital gains distributions.




Total Return
Based on a
$10,000
Investment

A line graph depicting the growth of an investment in Merrill Lynch Dragon Fund, Inc., Class A and Class C Shares compared to growth of an investment in the Morgan Stanley Combined Far East (Ex-Japan) Free Index. Beginning and ending balances are:

                                                 10/21/94**        12/96

ML Dragon Fund, Inc.++--Class A Shares*+++       $ 9,475          $10,312

ML Dragon Fund, Inc.++--Class C Shares*          $10,000          $10,655

Morgan Stanley Combined Far East (Ex-Japan)
Free Index++++                                   $10,000          $10,679



A line graph depicting the growth of an investment in Merrill Lynch Dragon Fund, Inc., Class B and Class D Shares compared to growth of an investment in the Morgan Stanley Combined Far East (Ex-Japan) Free Index. Beginning and ending balances are:

                                                 5/29/92**         12/96

ML Dragon Fund, Inc.++--Class B Shares*          $10,000          $18,580

ML Dragon Fund, Inc.++--Class D Shares*+++       $ 9,475          $18,238

Morgan Stanley Combined Far East (Ex-Japan)
Free Index++++                                   $10,000          $20,289


[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of Operations.
 +++Class A Shares outstanding prior to October 21, 1994 were redesignated to Class D Shares.
  ++ML Dragon Fund, Inc. invests primarily (at least 65% of the Fund's net assets) in developing Asia-Pacific equity and debt securities.
++++This unmanaged marked capitalization-weighted Index is comprised of a representative sampling of stocks of large-, medium-, and small-capitalization companies in Hong Kong, Indonesia, Korea, Malayasia, the Philippines, Singapore and Thailand and which are freely purchasable by foreign investors.

Average Annual
Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/96                       +13.59%         +7.63%
Inception (10/21/94) through 12/31/96     + 3.94          +1.41

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 12/31/96                       +12.41%        + 8.41%
Inception (5/29/92) through 12/31/96      +14.44         +14.44

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 12/31/96                       +12.43%        +11.43%
Inception (10/21/94) through 12/31/96     + 2.93         + 2.93

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/96                       +13.29%        + 7.34%
Inception (5/29/92) through 12/31/96      +15.33         +13.98

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.





PERFORMANCE DATA (concluded)


Performance
Summary--
Class A Shares***
                                    Net Asset Value       Capital Gains
Period Covered                  Beginning      Ending      Distributed    Dividends Paid*       % Change**
10/21/94--12/31/94                $17.43        $15.05        $0.241           $0.251            -10.82%
1995                               15.05         15.99          --              0.176            + 7.44
1996                               15.99         18.09         0.071             --              +13.59
                                                              ------           ------
                                                        Total $0.312     Total $0.427

                                                          Cumulative total return as of 12/31/96: +8.84%**

  *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charges; results would be lower if sales charge was included.
***As a result of the implementation of the Merrill Lynch Select
   Pricing SM System, Class A Shares of the Fund outstanding prior to October 21, 1994 were redesignated to Class D Shares.

Performance
Summary--
Class B Shares
                                    Net Asset Value       Capital Gains
Period Covered                  Beginning      Ending      Distributed    Dividends Paid*       % Change**
5/29/92--12/31/92                 $10.00        $10.13          --             $0.020            + 1.50%
1993                               10.13         18.74        $0.006            0.103            +86.15
1994                               18.74         15.03         0.241            0.122            -17.86
1995                               15.03         15.98          --              0.025            + 6.49
1996                               15.98         17.89         0.071             --              +12.41
                                                              ------           ------
                                                        Total $0.318     Total $0.270

                                                         Cumulative total return as of 12/31/96: +85.80%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance
Summary--
Class C Shares
                                    Net Asset Value       Capital Gains
Period Covered                  Beginning      Ending      Distributed    Dividends Paid*       % Change**
10/21/94--12/31/94                $17.29        $14.92        $0.241           $0.229            -10.98%
1995                               14.92         15.79          --              0.091            + 6.46
1996                               15.79         17.68         0.071             --              +12.43
                                                              ------           ------
                                                        Total $0.312     Total $0.320

                                                         Cumulative total return as of 12/31/96: +6.55%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance
Summary--
Class D Shares***
                                    Net Asset Value       Capital Gains
Period Covered                  Beginning      Ending      Distributed    Dividends Paid*       % Change**
5/29/92--12/31/92                 $10.00        $10.12          --             $0.080            + 2.02%
1993                               10.12         18.77        $0.006            0.182            +87.46
1994                               18.77         15.08         0.241            0.211            -17.24
1995                               15.08         16.05          --              0.136            + 7.35
1996                               16.05         18.11         0.071             --              +13.29
                                                              ------           ------
                                                        Total $0.318     Total $0.609

                                                         Cumulative total return as of 12/31/96: +92.50%**

  *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charges; results would be lower if sales charge was included.
***As a result of the implementation of the Merrill Lynch Select
   Pricing SM System, Class A Shares of the Fund outstanding prior to October 21, 1994 were redesignated to Class D Shares.





PORTFOLIO INFORMATION (unaudited)



Investments
As of 12/31/96


Ten Largest Equity Holdings               Percent of
Represented in the Portfolio              Net Assets

HSBC Holdings, Ltd.                          5.7%
Hutchison Whampoa, Ltd.                      5.4
Cheung Kong Holdings Ltd.                    5.4
Sun Hung Kai Properties, Ltd.                5.0
P.T. Hanjaya Mandala Sampoerna               3.0
Citic Pacific Ltd.                           2.9
Guoco Group, Ltd.                            2.7
Wharf Holdings Ltd.                          2.3
Hong Kong and China Gas Company Ltd.         2.2
Swire Pacific Ltd. 'A'                       2.2

Ten Largest Industries                    Percent of
Represented in the Portfolio              Net Assets

Banking                                     23.1%
Real Estate                                 20.9
Conglomerates                               18.2
Utilities--Electric & Gas                    4.7
Telecommunications                           3.9
Publishing & Broadcasting                    3.5
Leisure                                      3.1
Tobacco                                      3.0
Insurance                                    2.3
Beverages                                    1.9



SCHEDULE OF INVESTMENTS                                                                                     (in US Dollars)
                             Face Amount/                                                                  Value   Percent of
COUNTRIES    Industries      Shares Held              Long-Term Investments             Cost             (Note 1a) Net Assets
China        Building &        2,606,800   ++New World Infrastructure, Ltd.          $    7,558,272   $    7,617,492    0.5%
             Construction

             Conglomerates    32,504,104     Guangdong Investments, Ltd.                 17,911,060       31,310,522    2.0

             Manufacturing     1,675,205   ++Guangdong Tannery Ltd.                         225,419          422,375    0.0

             Real Estate       5,346,000     China Resources Enterprise Ltd.              7,838,543       12,027,463    0.8
                          US$ 15,900,000     Henderson Capital International,
                                             5% due 3/28/1997 (b)                        17,032,175       13,674,000    0.9
                                                                                     --------------   --------------  ------
                                                                                         24,870,718       25,701,463    1.7

                                             Total Long-Term Investments
                                             in China                                    50,565,469       65,051,852    4.2


Hong Kong    Banking             905,500     Dao Heng Bank Group Ltd.                     4,162,560        4,343,684    0.3
                               7,504,000     Guoco Group, Ltd.                           33,753,379       42,012,309    2.7
                               4,241,106     HSBC Holdings, Ltd.                         51,026,855       90,755,501    5.7
                                                                                     --------------   --------------  ------
                                                                                         88,942,794      137,111,494    8.7

             Conglomerates     7,765,000     Citic Pacific Ltd.                          28,620,635       45,079,972    2.9
                              23,328,159     First Pacific Company Ltd.                  26,159,850       30,313,938    1.9
                              10,796,000     Hutchison Whampoa, Ltd.                     51,036,357       84,801,784    5.4
                               3,615,000     Swire Pacific Ltd. 'A'                      21,539,530       34,471,974    2.2
                               8,058,000     Swire Pacific Ltd. 'B'                      10,707,902       12,190,147    0.8
                                                                                     --------------   --------------  ------
                                                                                        138,064,274      206,857,815   13.2

             Electronic/      12,200,000     ASM Pacific Technology Ltd.                  4,026,946        9,464,701    0.6
             Semiconductors

             Insurance        25,633,000     National Mutual Asia, Ltd.                  13,051,294       24,360,299    1.6

             Leisure      US$ 12,367,000     HSH Overseas Finance Ltd.,
                                             5% due 1/06/2001 (b)                        13,702,646       14,129,298    0.9

             Publishing &      8,270,000     South China Morning Post
             Broadcasting                    Holdings Ltd.                                5,040,886        6,843,548    0.5
                               5,213,000     Television Broadcasts Ltd.                  20,622,840       20,827,735    1.3
                                                                                     --------------   --------------  ------
                                                                                         25,663,726       27,671,283    1.8

             Real Estate       9,517,000     Cheung Kong Holdings Ltd.                   53,448,004       84,599,657    5.4
                               4,093,688     New World Development Co., Ltd.             13,461,944       27,656,478    1.8
                          US$  5,150,000     New World Development Co.,
                                             Ltd., 4.375% due 12/11/2000 (b)              5,822,455        6,926,750    0.4
                               6,402,100     Sun Hung Kai Properties, Ltd.               46,348,749       78,432,761    5.0
                               7,280,751     Wharf Holdings Ltd.                         25,378,541       36,337,857    2.3
                                                                                     --------------   --------------  ------
                                                                                        144,459,693      233,953,503   14.9

             Utilities--      18,132,665     Hong Kong and China Gas
             Electric & Gas                  Company Ltd.                                24,017,834       35,050,847    2.2

                                             Total Long-Term Investments
                                             in Hong Kong                               451,929,207      688,599,240   43.9


India        Finance               1,029     Housing Development Finance
                                             Corp., Ltd.                                    100,884           64,813    0.0

             Steel                 1,331     Essar Steel Ltd.                                 3,795              733    0.0

                                             Total Long-Term Investments
                                             in India                                       104,679           65,546    0.0


Indonesia    Banking          14,517,459     P.T. Bank International
                                             Indonesia (Foreign)                         10,072,259       14,296,099    0.9

             Infrastructure   19,400,500     P.T. Citra Marga Nusaphala
                                             Persada (Foreign)                           12,949,979       15,201,578    1.0

             Insurance        11,721,000     P.T. Lippo Life Insurance
                                             (Foreign)                                   12,047,256       10,797,618    0.7

             Telecommunications  240,500     P.T. Telekomunikasi Indonesia
                                             (Series B) (ADR)*                            6,793,351        8,297,250    0.5

             Tobacco           8,748,500     P.T. Hanjaya Mandala Sampoerna
                                             (Foreign)                                    4,037,272       46,688,310    3.0

                                             Total Long-Term Investments
                                             in Indonesia                                45,900,117       95,280,855    6.1


Malaysia     Banking           3,692,000     Affin Holdings BHD                           5,854,154       10,162,139    0.7
                               3,014,400     Arab-Malaysian Merchant Bank BHD             7,134,948       25,309,022    1.6
                               2,465,000     Malayan Banking BHD                          9,836,948       27,334,653    1.7
                               7,382,333     Public Bank BHD (Foreign)                   11,225,061       15,641,775    1.0
                                                                                     --------------   --------------  ------
                                                                                         34,051,111       78,447,589    5.0

             Conglomerates     3,305,000     Malaysian Resources
                                             Corporation BHD                             13,688,114       13,023,663    0.8
                              11,040,560     Renong BHD                                  14,220,969       19,588,796    1.3
                          US$  3,185,000     Renong BHD, 2.50% due
                                             1/15/2005 (b)                                3,742,823        3,710,525    0.2
                                                                                     --------------   --------------  ------
                                                                                         31,651,906       36,322,984    2.3

             Construction      5,200,000     I.J.M. Corp. BHD                             6,266,933       12,253,465    0.8

             Diversified       1,358,000     United Engineers Berhad                     11,925,657       12,262,337    0.8

             Engineering  US$  2,000,000     United Engineering, Ltd.,
                                             2% due 3/01/2004 (b)                         2,937,500        3,040,000    0.2

             Finance              91,000     Hong Leong Credit BHD                          596,823          573,030    0.0

             Food              1,721,700     Nestle Malaysia BHD                          7,333,320       13,841,786    0.9

             Leisure           5,116,000     Berjaya Sports ToTo BHD                     12,957,878       25,529,347    1.6
                               1,882,000     Resorts World BHD                            7,644,074        8,571,485    0.6
                                                                                     --------------   --------------  ------
                                                                                         20,601,952       34,100,832    2.2

             Publishing &      2,173,000     Star Publications Malaysia
             Broadcasting                    Berhad                                       7,475,073        8,562,911    0.5

             Real Estate       2,723,000     Land & General BHD                           6,708,694        6,524,416    0.4

             Telecommuni-      1,791,000     Telekom Malaysia BHD                        12,287,753       15,959,406    1.0
             cations       US$12,895,000     Telekom Malaysia BHD, 4%
                                             due 10/03/2004 (b)                          13,379,386       13,281,850    0.9
                                                                                     --------------   --------------  ------
                                                                                         25,667,139       29,241,256    1.9

             Utilities--       2,106,000     Tenaga Nasional Berhad                       9,538,501       10,092,119    0.6
             Electric & Gas
                                             Total Long-Term Investments
                                             in Malaysia                                164,754,609      245,262,725   15.6


Philippines  Banking           1,144,900     Philippine Commercial
                                             International Bank, Inc.                    13,448,889       15,041,527    0.9

             Beverages         3,773,864     San Miguel Corporation 'B'                   5,817,118       16,670,534    1.1

             Conglomerates     1,076,183   ++Benpres Holdings Corp.
                                             (GDR)**++++                                  8,255,098        7,802,327    0.5

             Construction     11,451,300   ++DMCI Holdings Inc.                           7,179,793        7,522,274    0.5

             International    20,347,155     International Container Terminal
             Trade                           Services, Inc. (ICTSI)                       7,785,441       10,653,975    0.7

             Real Estate      12,711,990     Ayala Land, Inc. 'B'                        12,689,126       14,522,456    0.9

             Retail           59,964,170     SM Prime Holdings, Inc.                     10,790,371       15,527,660    1.0

             Utilities--       2,055,935     Manila Electric Co. (MERALCO) 'B'            8,662,519       16,832,674    1.1
             Electric & Gas
                                             Total Long-Term Investments
                                             in the Philippines                          74,628,355      104,573,427    6.7




SCHEDULE OF INVESTMENTS (concluded)                                                                         (in US Dollars)
                             Face Amount/                                                                  Value   Percent of
COUNTRIES    Industries      Shares Held              Long-Term Investments             Cost             (Note 1a) Net Assets
Singapore    Airlines          1,605,000     Singapore Airlines Ltd.
                                             (Foreign)                               $   12,704,463   $   14,572,133    0.9%

             Automotive        1,203,000     Cycle & Carriage, Ltd.                       5,832,188       14,706,391    0.9

             Banking           1,720,000     Development Bank of Singapore
                                             Ltd. (Foreign)                              19,114,401       23,239,920    1.5
                               1,147,976     Overseas Chinese Banking Corp.
                                             (Foreign)                                    6,877,709       14,279,942    0.9
                               2,247,704     United Overseas Bank (Foreign)              16,101,465       25,067,331    1.6
                                                                                     --------------   --------------  ------
                                                                                         42,093,575       62,587,193    4.0

             Beverages         1,247,600     Fraser & Neave Ltd.                         14,614,946       12,843,466    0.8

             Conglomerates     1,397,400     ACMA Ltd.                                    4,165,286        3,016,977    0.2

             Publishing &        913,400     Singapore Press Holdings
             Broadcasting                    Ltd. (Foreign)                               9,980,798       18,022,476    1.2

             Real Estate       1,862,000     City Development Ltd.                       15,104,510       16,772,376    1.1
                               3,870,000     DBS Land Ltd.                               12,140,189       14,248,284    0.9
                                                                                     --------------   --------------  ------
                                                                                         27,244,699       31,020,660    2.0
                                             Total Long-Term Investments
                                             in Singapore                               116,635,955      156,769,296   10.0


South Korea  Steel                93,600     Pohang Iron & Steel Co., Ltd.                8,685,845        5,433,799    0.3

             Telecommuni-         20,289     Korea Mobile Telecommunications
             cations                         Corp.                                       17,206,771       21,084,184    1.4

             Utilities--         437,580     Korean Electric & Power Corp.               15,055,387       12,776,817    0.8
             Electric & Gas

                                             Total Long-Term Investments
                                             in South Korea                              40,948,003       39,294,800    2.5


Thailand     Banking           1,155,360     Bangkok Bank Public Company Ltd.             8,269,986       11,172,039    0.7
                          US$ 18,544,000     Bangkok Bank Public Company Ltd.,
                                             3.25% due 3/03/2004 (b)                     20,867,247       18,080,400    1.2
                               3,063,333     Industrial Finance Corp. of
                                             Thailand                                     4,959,597        8,181,788    0.5
                                 654,347     Siam Commercial Bank Public Co.
                                             (Foreign)                                    6,217,446        4,745,527    0.3
                         US$   9,791,000     Siam Commercial Bank Public Co.,
                                             3.25% due 1/24/2004 (b)                     10,884,329        8,640,558    0.6
                                 754,300     Thai Farmers Bank, Ltd. (Foreign)            7,796,032        4,705,736    0.3
                                 206,537     Thai Farmers Bank, Ltd. (Foreign)
                                             (Warrants) (a)                                 204,387          195,287    0.0
                                                                                     --------------   --------------  ------
                                                                                         59,199,024       55,721,335    3.6

             Financial         1,534,800     Finance One Co., Ltd. (Foreign)              6,904,837        3,111,849    0.2
             Services            420,000     Phatra Thanakit Co., Ltd.                    3,760,656        1,195,461    0.1
                                                                                     --------------   --------------  ------
                                                                                         10,665,493        4,307,310    0.3

             Mutual Funds     18,477,000     Ruam Pattana Fund II                         8,601,546        7,564,569    0.5

             Oil & Gas         1,234,500     PTT Exploration and Production
                                             Public Co., Ltd. (Foreign)                  11,993,094       17,809,685    1.1

             Real Estate         528,900     Land & House Public Co. (Foreign)            4,770,219        3,856,369    0.2

             Telecommuni-        154,600     Advanced Information Service
             cations                         Public Company Ltd.                          1,064,329        1,314,103    0.1

                                             Total Long-Term Investments
                                             in Thailand                                 96,293,705       90,573,371    5.8


                                             Total Long-Term Investments              1,041,760,099    1,485,471,112   94.8


                                Face
                               Amount            Short-Term Securities

United       Commercial   US$ 50,992,000     General Motors Acceptance Corp.,
States       Paper***                        7.50% due 1/02/1997                         50,981,377       50,981,377    3.3
                              34,350,000     Three Rivers Funding, 5.72%
                                             due 1/21/1997                               34,240,843       34,240,843    2.2
                                                                                     --------------   --------------  ------
                                                                                         85,222,220       85,222,220    5.5

             US Government    10,000,000     Federal Home Loan Mortgage Corp.,
             & Agency                        5.45% due 1/06/1997                          9,992,431        9,992,431    0.6
             Obligations***

                                             Total Investments in
                                             Short-Term Securities                       95,214,651       95,214,651    6.1


             Total Investments                                                       $1,136,974,750    1,580,685,763  100.9
                                                                                     ==============
             Liabilities in Excess of Other Assets                                                       (13,506,581)  (0.9)
                                                                                                      --------------  ------
             Net Assets                                                                               $1,567,179,182  100.0%
                                                                                                      ==============  ======


            *American Depositary Receipts (ADR).
           **Global Depositary Receipts (GDR).
          ***Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
          (a)Warrants entitle the Fund to purchase a predetermined number of shares of Common Stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
          (b)Convertible security.
           ++Non-income producing security.
         ++++Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $7,802,000, representing 0.5% of net assets.

                                          Acquisition                Value
             Issue                            Date       Cost      (Note 1a)

             Benpres Holdings Corp. (GDR)  2/08/1995  $8,255,098  $7,802,327

             Total                                    $8,255,098  $7,802,327
                                                      ==========  ==========


             See Notes to Financial Statements.




PORTFOLIO CHANGES (unaudited)



For the Quarter Ended December 31, 1996


Additions

China Resources Enterprise Ltd.
Guangdong Tannery Ltd.
Malaysian Resources Corporation BHD
New World Infrastructure, Ltd.
Tenaga Nasional Berhad
United Engineers Berhad


Deletions

ACMA Ltd. (Warrants)
Advanced Semiconductor Engineering,
 Inc. (GDR)
China Light & Power Co., Ltd.
Genting BHD
Hong Kong and China Gas Company Ltd.
 (Warrants)
Hong Kong & Shanghai Hotels Ltd.
Hong Kong Telecommunications, Ltd.
IFB Industries Ltd.
Kian Joo Can Factory BHD
P.T. Mayora Indah
P.T. Modern Photo Film
R.O.C. Taiwan Fund (ADR)
Ranbaxy Laboratories Ltd.
Samsung Electronics Co. (GDR)
Samsung Electronics Co. (New Shares)
 (GDR)
Shinsegae Department Stores Co.
Taiwan Fund Inc. (ADR)
Timah Langat BHD

STATEMENT OF ASSETS AND LIABILITIES
                    As of December 31, 1996
Assets:             Investments, at value (identified cost--$1,136,974,750)(Note 1a)                      $1,580,685,763
                    Foreign cash (Note 1c)                                                                     4,604,383
                    Receivables:
                      Securities sold                                                    $    1,863,679
                      Interest                                                                1,735,569
                      Capital shares sold                                                     1,551,253
                      Dividends                                                               1,377,354        6,527,855
                                                                                         --------------
                    Deferred organization expenses (Note 1f)                                                       7,194
                    Prepaid registration fees and other assets (Note 1f)                                         117,665
                                                                                                          --------------
                    Total assets                                                                           1,591,942,860
                                                                                                          --------------

Liabilities:        Payables:
                      Capital shares redeemed                                                20,495,516
                      Investment adviser (Note 2)                                             1,367,230
                      Distributor (Note 2)                                                    1,127,536       22,990,282
                                                                                         --------------
                    Accrued expenses and other liabilities                                                     1,773,396
                                                                                                          --------------
                    Total liabilities                                                                         24,763,678
                                                                                                          --------------

Net Assets:         Net assets                                                                            $1,567,179,182
                                                                                                          ==============

Net Assets          Class A Shares of Common Stock, $0.10 par value,
Consist of:         100,000,000 shares authorized                                                         $      276,050
                    Class B Shares of Common Stock, $0.10 par value,
                    200,000,000 shares authorized                                                              6,471,933
                    Class C Shares of Common Stock, $0.10 par value,
                    100,000,000 shares authorized                                                                351,220
                    Class D Shares of Common Stock, $0.10 par value,
                    100,000,000 shares authorized                                                              1,640,519
                    Paid-in capital in excess of par                                                       1,097,751,494
                    Accumulated distributions in excess of investment income--net                             (9,384,694)
                    Undistributed realized capital gains on investments and
                    foreign currency transactions--net                                                        26,375,864
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                        443,696,796
                                                                                                          --------------
                    Net assets                                                                            $1,567,179,182
                                                                                                          ==============

Net Asset           Class A--Based on net assets of $49,942,833 and 2,760,504
Value:                       shares outstanding                                                           $        18.09
                                                                                                          ==============
                    Class B--Based on net assets of $1,157,944,111 and 64,719,334
                             shares outstanding                                                           $        17.89
                                                                                                          ==============
                    Class C--Based on net assets of $62,112,801 and 3,512,195
                             shares outstanding                                                           $        17.68
                                                                                                          ==============
                    Class D--Based on net assets of $297,179,437 and 16,405,188
                             shares outstanding                                                           $        18.11
                                                                                                          ==============




                    See Notes to Financial Statements.



STATEMENT OF OPERATIONS
                    For the Year Ended December 31, 1996
Investment          Dividends (net of $1,027,833 foreign withholding tax)                                 $   26,215,944
Income              Interest and discount earned (net of $645 foreign withholding tax)                         7,660,994
(Notes 1d & 1e):                                                                                          --------------
                    Total income                                                                              33,876,938
                                                                                                          --------------

Expenses:           Investment advisory fees (Note 2)                                    $   15,984,061
                    Account maintenance and distribution fees--Class B (Note 2)              11,795,965
                    Transfer agent fees--Class B (Note 2)                                     2,186,878
                    Custodian fees                                                            2,064,536
                    Account maintenance fees--Class D (Note 2)                                  780,000
                    Account maintenance and distribution fees--Class C (Note 2)                 606,862
                    Transfer agent fees--Class D (Note 2)                                       480,074
                    Printing and shareholder reports                                            221,345
                    Registration fees (Note 1f)                                                 208,432
                    Accounting services (Note 2)                                                124,707
                    Transfer agent fees--Class C (Note 2)                                       120,958
                    Professional fees                                                            99,005
                    Transfer agent fees--Class A (Note 2)                                        71,788
                    Directors' fees and expenses                                                 37,698
                    Amortization of organization expenses (Note 1f)                              17,267
                    Pricing fees                                                                  8,880
                    Other                                                                        50,966
                                                                                         --------------

                    Total expenses                                                                            34,859,422
                                                                                                          --------------
                    Investment loss--net                                                                        (982,484)
                                                                                                          --------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                       49,562,464
(Loss) on             Foreign currency transactions--net                                       (356,904)      49,205,560
Investments &                                                                            --------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                      128,769,910
(Notes 1b, 1c,        Foreign currency transactions--net                                        133,749      128,903,659
1e & 3):                                                                                 --------------   --------------
                    Net realized and unrealized gain on investments and
                    foreign currency transactions                                                            178,109,219
                                                                                                          --------------
                    Net Increase in Net Assets Resulting from Operations                                  $  177,126,735
                                                                                                          ==============



                    See Notes to Financial Statements.



STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                   For the Year
                                                                                                 Ended December 31,
                    Increase (Decrease) in Net Assets:                                         1996             1995
Operations:         Investment loss--net                                                 $     (982,484)  $     (152,522)
                    Realized gain (loss) on investments and foreign
                    currency transactions--net                                               49,205,560       (9,501,387)
                    Change in unrealized appreciation/depreciation on
                    investments and foreign currency transactions--net                      128,903,659       89,459,720
                                                                                         --------------   --------------
                    Net increase in net assets resulting from operations                    177,126,735       79,805,811
                                                                                         --------------   --------------

Dividends &         In excess of investment income--net:
Distributions to      Class A                                                                        --         (312,371)
Shareholders          Class B                                                                        --       (1,509,738)
(Note 1g):            Class C                                                                        --         (151,749)
                      Class D                                                                        --       (2,159,398)
                    Realized gain on investments--net:
                      Class A                                                                  (191,338)              --
                      Class B                                                                (4,598,194)              --
                      Class C                                                                  (250,735)              --
                      Class D                                                                (1,140,627)              --
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from dividends
                    and distributions to shareholders                                        (6,180,894)      (4,133,256)
                                                                                         --------------   --------------
Capital Share       Net increase in net assets derived from capital share
Transactions        transactions                                                             58,833,959       85,728,447
(Note 4):                                                                                --------------   --------------


Net Assets:         Total increase in net assets                                            229,779,800      161,401,002
                    Beginning of year                                                     1,337,399,382    1,175,998,380
                                                                                         --------------   --------------
                    End of year                                                          $1,567,179,182   $1,337,399,382
                                                                                         ==============   ==============


                    See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS
                                                                                                Class A++++
                                                                                                                For the
                                                                                                                Period
                    The following per share data and ratios have been derived                                   Oct. 21,
                    from information provided in the financial statements.            For the Year             1994++ to
                                                                                     Ended December 31,         Dec. 31,
                    Increase (Decrease) in Net Asset Value:                        1996           1995            1994
Per Share           Net asset value, beginning of period                         $  15.99       $  15.05        $  17.43
Operating                                                                        --------       --------        --------
Performance:        Investment income--net                                            .14            .12             .02
                    Realized and unrealized gain (loss) on
                    investments and foreign currency transactions--net               2.03           1.00           (1.91)
                                                                                 --------       --------        --------
                    Total from investment operations                                 2.17           1.12           (1.89)
                                                                                 --------       --------        --------
                    Less dividends and distributions:
                      In excess of investment income--net                              --           (.18)           (.13)
                      Realized gain on investments--net                              (.07)            --            (.27)
                      In excess of realized gain on investments--net                   --             --            (.09)
                                                                                 --------       --------        --------
                    Total dividends and distributions                                (.07)          (.18)           (.49)
                                                                                 --------       --------        --------
                    Net asset value, end of period                               $  18.09       $  15.99        $  15.05
                                                                                 ========       ========        ========

Total Investment    Based on net asset value per share                             13.59%          7.44%         (10.82%)+++
Return:**                                                                        ========       ========        ========

Ratios to Average   Expenses                                                        1.33%          1.37%           1.54%*
Net Assets:                                                                      ========       ========        ========
                    Investment income--net                                           .78%           .74%            .84%*
                                                                                 ========       ========        ========

Supplemental        Net assets, end of period (in thousands)                     $ 49,943       $ 31,591        $  3,383
Data:                                                                            ========       ========        ========
                    Portfolio turnover                                             30.63%         24.52%          16.45%
                                                                                 ========       ========        ========
                    Average commission rate paid++++++                           $  .0130             --              --
                                                                                 ========       ========        ========



                   *Annualized.
                  **Total investment returns exclude the effect of sales loads.
                  ++Commencement of Operations.
                ++++Based on average shares outstanding during the period.
              ++++++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)
                                                                                          Class B++++
                                                                                                                  For the
                    The following per share data and ratios                                            For the    Period
                    have been derived from information                                               Ten Months   May 29,
                    provided in the financial statements.                                               Ended    1992++ to
                                                                       For the Year Ended Dec. 31,     Dec. 31,  Feb. 28,
                    Increase (Decrease) in Net Asset Value:              1996       1995     1994       1993       1993
Per Share           Net asset value, beginning of period            $    15.98   $  15.03  $  18.74  $  11.01   $  10.00
Operating                                                           ----------   --------  --------  --------   --------
Performance:        Investment loss--net                                  (.04)      (.03)     (.07)     (.02)      (.02)
                    Realized and unrealized gain (loss) on
                    investments and foreign
                    currency transactions--net                            2.02       1.00     (3.28)     7.86       1.05
                                                                    ----------   --------  --------  --------   --------
                    Total from investment operations                      1.98        .97     (3.35)     7.84       1.03
                                                                    ----------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                                --         --        --        --+++++    --
                      In excess of investment income--net                   --       (.02)       --        --+++++  (.02)
                      Realized gain on investments--net                   (.07)        --      (.27)     (.11)        --+++++
                      In excess of realized gain on
                      investments--net                                      --         --      (.09)       --         --
                                                                    ----------   --------  --------  --------   --------
                    Total dividends and distributions                     (.07)      (.02)     (.36)     (.11)      (.02)
                                                                    ----------   --------  --------  --------   --------
                    Net asset value, end of period                  $    17.89   $  15.98  $  15.03  $  18.74   $  11.01
                                                                    ==========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  12.41%      6.49%   (17.86%)   71.27%+++  10.32%+++
Return:**                                                           ==========   ========  ========  ========   ========

Ratios to Average   Expenses                                             2.36%      2.41%     2.40%     2.35%*     2.49%*
                                                                    ==========   ========  ========  ========   ========
Net Assets:         Investment loss--net                                 (.24%)     (.20%)    (.42%)    (.15%)*    (.08%)*
                                                                    ==========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)        $1,157,944   $991,281  $917,384  $990,843   $365,430
Data:                                                               ==========   ========  ========  ========   ========
                    Portfolio turnover                                  30.63%     24.52%    16.45%    16.62%      4.65%
                                                                    ==========   ========  ========  ========   ========
                    Average commission rate paid++++++              $    .0130         --        --        --         --
                                                                    ==========   ========  ========  ========   ========

                                                                                                Class C++++
                                                                                                                For the
                                                                                                                Period
                    The following per share data and ratios have been derived                                   Oct. 21,
                    from information provided in the financial statements.            For the Year            1994++ to
                                                                                     Ended December 31,        Dec. 31,
                    Increase (Decrease) in Net Asset Value:                        1996           1995           1994
Per Share           Net asset value, beginning of period                         $  15.79       $  14.92        $  17.29
Operating                                                                        --------       --------        --------
Performance:        Investment loss--net                                             (.04)          (.04)           (.01)
                    Realized and unrealized gain (loss) on investments
                    and foreign currency transactions--net                           2.00           1.00           (1.89)
                                                                                 --------       --------        --------
                    Total from investment operations                                 1.96            .96           (1.90)
                                                                                 --------       --------        --------
                    Less dividends and distributions:
                      In excess of investment income--net                              --           (.09)           (.11)
                      Realized gain on investments--net                              (.07)            --            (.27)
                      In excess of realized gain on investments--net                   --             --            (.09)
                                                                                 --------       --------        --------
                    Total dividends and distributions                                (.07)          (.09)           (.47)
                                                                                 --------       --------        --------
                    Net asset value, end of period                               $  17.68       $  15.79        $  14.92
                                                                                 ========       ========        ========

Total Investment    Based on net asset value per share                             12.43%          6.46%         (10.98%)+++
Return:**                                                                        ========       ========        ========

Ratios to Average   Expenses                                                        2.37%          2.42%           2.57%*
Net Assets:                                                                      ========       ========        ========
                    Investment loss--net                                            (.23%)         (.28%)          (.17%)*
                                                                                 ========       ========        ========

Supplemental        Net assets, end of period (in thousands)                     $ 62,113       $ 29,042        $  5,329
Data:                                                                            ========       ========        ========
                    Portfolio turnover                                             30.63%         24.52%          16.45%
                                                                                 ========       ========        ========
                    Average commission rate paid++++++                           $  .0130             --              --
                                                                                 ========       ========        ========


                   *Annualized.
                  **Total investment returns exclude the effect of sales loads.
                  ++Commencement of Operations.
                ++++Based on average shares outstanding during the period.
              ++++++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
                 +++Aggregate total investment return.
               +++++Amount was less than $.01 per share.

                    See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS (concluded)
                                                                                          Class D++++
                                                                                                                  For the
                    The following per share data and ratios                                            For the    Period
                    have been derived from information                                               Ten Months   May 29,
                    provided in the financial statements.                                               Ended    1992++ to
                                                                       For the Year Ended Dec. 31,     Dec. 31,  Feb. 28,
                    Increase (Decrease) in Net Asset Value:              1996       1995     1994       1993       1993
Per Share           Net asset value, beginning of period              $  16.05   $  15.08  $  18.77  $  11.01   $  10.00
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .09        .09       .06       .07        .05
                    Realized and unrealized gain (loss)
                    on investments and foreign
                    currency transactions--net                            2.04       1.02     (3.30)     7.88       1.04
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      2.13       1.11     (3.24)     7.95       1.09
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                                --         --        --      (.01)        --+++++
                      In excess of investment income--net                   --       (.14)     (.09)     (.07)      (.08)
                      Realized gain on investments--net                   (.07)        --      (.27)     (.11)        --
                      In excess of realized gain on
                      investments--net                                      --         --      (.09)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.07)      (.14)     (.45)     (.19)      (.08)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  18.11   $  16.05  $  15.08  $  18.77   $  11.01
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  13.29%      7.35%   (17.24%)   72.31%+++  10.99%+++
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             1.58%      1.63%     1.63%     1.59%*     1.73%*
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income--net                                .53%       .59%      .34%      .61%*      .61%*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $297,179   $285,485  $249,903  $311,848   $111,180
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  30.63%     24.52%    16.45%    16.62%      4.65%
                                                                      ========   ========  ========  ========   ========
                    Average commission rate paid++++++                $  .0130         --        --        --         --
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effect of sales loads.
                  ++Commencement of Operations.
                ++++Based on average shares outstanding during the period.
              ++++++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been  converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
                 +++Aggregate total investment return.
               +++++Amount was less than $.01 per share.

                    See Notes to Financial Statements.





NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Dragon Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and other assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund sells an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.


NOTES TO FINANCIAL STATEMENTS (continued)


(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $1,043,777 have been reclassified between paid-in capital in excess of par and accumulated distributions in excess of net investment income and differences of $277,161 have been reclassified between undistributed realized capital gains and accumulated distributions in excess of net investment income. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co.") which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 1.00%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the distribution plans ("the Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                     Account     Distribution
                                 Maintenance Fee     Fee
Class B                                0.25%        0.75%
Class C                                0.25%        0.75%
Class D                                0.25%          --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended December 31, 1996, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                        MLFD         MLPF&S

Class A                               $   322       $  4,074
Class D                               $64,519       $876,291


For the year ended December 31, 1996, MLPF&S received contingent deferred sales charges of $2,098,967 and $71,125 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $307,021 in commissions on the execution of portfolio security transactions for the Fund for the year ended December 31, 1996.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLPF&S, MLFDS, MLFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1996 were $519,885,051 and $457,322,279, respectively.

Net realized and unrealized gains (losses) as of December 31, 1996 were as follows:


                                    Realized      Unrealized
                                 Gains (Losses) Gains (Losses)

Long-term investments             $49,565,900   $443,711,013
Short-term investments                 (3,436)            --
Foreign currency transactions        (356,904)       (14,217)
                                  -----------   ------------
Total                             $49,205,560   $443,696,796
                                  ===========   ============


As of December 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $434,164,398, of which $476,975,886 related to appreciated securities and $42,811,488 related to depreciated securities. At December 31, 1996, the aggregate cost of investments for Federal income tax purposes was $1,146,521,365.


4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions for the years ended December 31, 1996 and December 31, 1995 was $58,833,959 and $85,728,447, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                         Dollar
Ended December 31, 1996               Shares        Amount

Shares sold                        12,899,901  $ 220,044,411
Shares issued to shareholders
in reinvestment of distributions        9,549        166,434
                                 ------------  -------------
Total issued                       12,909,450    220,210,845
Shares redeemed                   (12,124,370)  (208,148,463)
                                 ------------  -------------
Net increase                          785,080  $  12,062,382
                                 ============  =============



Class A Shares for the Year                         Dollar
Ended December 31, 1995               Shares        Amount

Shares sold                        15,316,591  $ 235,070,334
Shares issued to shareholders
in reinvestment of dividends           18,086        282,321
                                 ------------  -------------
Total issued                       15,334,677    235,352,655
Shares redeemed                   (13,584,058)  (209,762,961)
                                 ------------  -------------
Net increase                        1,750,619  $  25,589,694
                                 ============  =============



Class B Shares for the Year                         Dollar
Ended December 31, 1996               Shares        Amount

Shares sold                        25,325,787  $ 434,357,379
Shares issued to shareholders
in reinvestment of distributions      228,431      3,938,163
                                 ------------  -------------
Total issued                       25,554,218    438,295,542
Shares redeemed                   (22,696,021)  (388,041,441)
Automatic conversion of shares       (190,734)    (3,243,492)
                                 ------------  -------------
Net increase                        2,667,463  $  47,010,609
                                 ============  =============

Class B Shares for the Year                         Dollar
Ended December 31, 1995               Shares        Amount

Shares sold                        25,831,182  $ 397,664,798
Shares issued to shareholders
in reinvestment of dividends           81,436      1,269,593
                                 ------------  -------------
Total issued                       25,912,618    398,934,391
Shares redeemed                   (24,541,247)  (372,106,945)
Automatic conversion of shares       (369,028)    (5,593,649)
                                 ------------  -------------
Net increase                        1,002,343  $  21,233,797
                                 ============  =============



Class C Shares for the Year                         Dollar
Ended December 31, 1996               Shares        Amount

Shares sold                        10,211,909  $ 171,725,625
Shares issued to shareholders
in reinvestment of distributions       13,170        224,411
                                 ------------  -------------
Total issued                       10,225,079    171,950,036
Shares redeemed                    (8,552,384)  (144,423,321)
                                 ------------  -------------
Net increase                        1,672,695  $  27,526,715
                                 ============  =============


NOTES TO FINANCIAL STATEMENTS (concluded)



Class C Shares for the Year                         Dollar
Ended December 31, 1995               Shares        Amount

Shares sold                         4,484,570  $  68,645,095
Shares issued to shareholders
in reinvestment of dividends            8,702        134,106
                                 ------------  -------------
Total issued                        4,493,272     68,779,201
Shares redeemed                    (3,011,017)   (46,232,303)
                                 ------------  -------------
Net increase                        1,482,255  $  22,546,898
                                 ============  =============

Class D Shares for the Year                         Dollar
Ended December 31, 1996               Shares        Amount

Shares sold                        25,641,811  $ 438,051,376
Automatic conversion of shares        189,401      3,243,492
Shares issued to shareholders
in reinvestment of distributions       55,362        966,068
                                 ------------  -------------
Total issued                       25,886,574    442,260,936
Shares redeemed                   (27,271,316)  (470,026,683)
                                 ------------  -------------
Net decrease                       (1,384,742) $ (27,765,747)
                                 ============  =============



Class D Shares for the Year                         Dollar
Ended December 31, 1995               Shares        Amount

Shares sold                        25,578,665  $ 391,676,072
Automatic conversion of shares        364,477      5,593,649
Shares issued to shareholders
in reinvestment of dividends          113,447      1,776,581
                                 ------------  -------------
Total issued                       26,056,589    399,046,302
Shares redeemed                   (24,834,684)  (382,688,244)
                                 ------------  -------------
Net increase                        1,221,905  $  16,358,058
                                 ============  =============


5. Commitments:
At December 31, 1996, the Fund had entered into foreign exchange contracts under which it had agreed to sell various foreign currencies with values of approximately $1,491,000.



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
Merrill Lynch Dragon Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Dragon Fund, Inc. as of December 31, 1996, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Dragon Fund, Inc. as of December 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



Deloitte & Touche LLP
Princeton, New Jersey
February 10, 1997
</AUDIT-REPORT>

IMPORTANT TAX INFORMATION (unaudited)



During the taxable year ended December 31, 1996, Merrill Lynch Dragon Fund, Inc. paid a long-term capital gain distribution of $.070670 per share to shareholders of record on December 16, 1996. Additionally, the Fund has qualified to "pass through" the foreign withholding taxes paid by the Fund to its shareholders. The amount of taxes allocable to each shareholder of record on December 16, 1996 is $.010840 per share. Such amount is considered foreign source income. Accordingly, you may elect to deduct your portion of the taxes in computing your taxable income. Alternatively, it may be beneficial for you to elect to forego the deduction and to take a credit against your tax liability. These deductions or credits may be subject to limitations under the tax law. Please consult your tax adviser regarding the appropriate treatment of foreign taxes paid. Please retain this information for your records.